Exhibit 10.5(b)
SECOND AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT
          SECOND AMENDMENT, dated as of October 11, 2005 (this “Amendment”), to the AMENDED AND RESTATED CREDIT AGREEMENT, dated as of April 28, 2005 (as amended by the First Amendment dated as of August 18, 2005 and as further amended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”), among MAPCO EXPRESS, INC., a Delaware corporation (the “Borrower”), the several banks and other financial institutions or entities from time to time parties to the Agreement (the “Lenders”), LEHMAN BROTHERS INC., as advisor, sole lead arranger and sole bookrunner (in such capacity, the “Arranger”), SUNTRUST BANK, as syndication agent (in such capacity, the “Syndication Agent”), BANK LEUMI USA, as co-administrative agent (in such capacity, the “Co-Administrative Agent”), and LEHMAN COMMERCIAL PAPER INC., as administrative agent (in such capacity, the “Administrative Agent”).
WITNESSETH:
          WHEREAS, the parties hereto desire to amend the Credit Agreement on the terms and subject to the conditions set forth herein;
          WHEREAS, the Borrower has requested that Lehman Commercial Paper Inc. (the “Swing Line Lender”) make available swing line loans under the Revolving Credit Commitments (“Swing Line Loans”);
          WHEREAS, the Borrower and the Lenders wish to amend the Agreement to permit the borrowing by the Borrower of the Swing Line Loans; and
          WHEREAS, the Lenders have agreed to make such amendments solely upon the terms and conditions provided for in this Amendment;
          NOW, THEREFORE, in consideration of the premises herein contained and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:
          1. Defined Terms. Unless otherwise noted herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.
          2. Amendments to Table of Contents to the Credit Agreement. The list of Exhibits in the Table of Contents to the Credit Agreement is hereby amended by inserting “G-3 Form of Swing Line Note” in the appropriate order.
          3. Amendments to Section 1.1 of the Credit Agreement (Defined Terms). (a) Section 1.1 (a) of the Credit Agreement is hereby amended by inserting the words “(including Swing Line Loans)” after the words “Revolving Credit Facility” in the definition of “Applicable Margin”.

          (b) Section 1.1(a) of the Credit Agreement is hereby further amended by inserting the following at the end of the definition of “Available Revolving Credit Commitment”:
“; provided, that in calculating any Lender’s Revolving Extensions of Credit for the purpose of determining such Lender’s Available Revolving Credit Commitment pursuant to Section 2.7(a), the aggregate principal amount of Swing Line Loans then outstanding shall be deemed to be zero”.
          (c) Section 1.1(a) of the Credit Agreement is hereby further amended by inserting the words “or Swing Line Loans” after the words “Revolving Credit Loans” in the definition of “Consolidated Current Liabilities”.
          (d) Section 1.1(a) of the Credit Agreement is hereby further amended by inserting the words “and Swing Line Loans” after the words “Revolving Credit Loans” in clause (b)(iii) of the definition of “Excess Cash Flow”.
          (e) Section 1.1(a) of the Credit Agreement is hereby further amended by inserting “and any Swing Line Loan” after the words “Base Rate Loan” in clause (d) of the definition of “Interest Payment Date”.
          (f) Section 1.1(a) of the Credit Agreement is hereby further amended by inserting the words “and Swing Line Loans” after the words “Letters of Credit” in the definition of “Revolving Credit Commitment”.
          (g) Section 1.1(a) of the Credit Agreement is hereby further amended by (x) deleting the word “and” at the end of clause (a) of the definition of “Revolving Extensions of Credit” and substituting in lieu thereof”,”, (y) deleting the period at the end of clause (b) of the definition of “Revolving Extensions of Credit” and substituting in lieu thereof the word “and”, and (z) inserting the following at the end of the definition of “Revolving Extensions of Credit”:
“and (c) such Lender’s Revolving Credit Percentage of the aggregate principal amount of Swing Line Loans then outstanding.”
          (h) Section 1.1 of the Credit Agreement is hereby further amended by inserting the following new definitions in the appropriate alphabetical order:
          “Refunded Swing Line Loans”: as defined in Section 2.24(b).
          “Swing Line Commitment”: the obligation of the Swing Line Lender to make Swing Line Loans pursuant to Section 2.23 in an aggregate principal amount at any one time outstanding not to exceed $5,000,000.
          “Swing Line Lender”: Lehman Commercial Paper Inc., in its capacity as the lender of Swing Line Loans.
          “Swing Line Loans”: as defined in Section 2.23(a).

          “Swing Line Note”: as defined in Section 2.6(e).
          “Swing Line Participation Amount”: as defined in Section 2.24(c).
          4. Amendment to Section 2 of the Credit Agreement (Amount and Terms of Commitments). Section 2 of the Credit Agreement is hereby amended by inserting the following new Sections 2.23 and 2.24 to the Credit Agreement in the appropriate order:
     “2.23 Swing Line Commitment. (a) Subject to the terms and conditions hereof, the Swing Line Lender agrees that, during the Revolving Credit Commitment Period, it will make available to the Borrower in the form of swing line loans (“Swing Line Loans”) a portion of the credit otherwise available to the Borrower under the Revolving Credit Commitments; provided that (i) the aggregate principal amount of Swing Line Loans outstanding at any time shall not exceed the Swing Line Commitment then in effect (notwithstanding that the Swing Line Loans outstanding at any time, when aggregated with the Swing Line Lender’s other outstanding Revolving Credit Loans hereunder, may exceed the Swing Line Commitment then in effect or such Swing Line Lender’s Revolving Credit Commitment then in effect) and (ii) the Borrower shall not request, and the Swing Line Lender shall not make, any Swing Line Loan if, after giving effect to the making of such Swing Line Loan, the aggregate amount of the Available Revolving Credit Commitments would be less than zero. During the Revolving Credit Commitment Period, the Borrower may use the Swing Line Commitment by borrowing, repaying and reborrowing, all in accordance with the terms and conditions hereof. Swing Line Loans shall be Base Rate Loans only.
     (b) The Borrower shall repay each outstanding Swing Line Loan on the date that is the earlier of (x) the Revolving Credit Termination Date and (y) the date that is the seventh Business Day after the date on which such Swing Line Loan is made.”
     “2.24 Procedure for Swing Line Borrowing; Refunding of Swing Line Loans. (a) The Borrower may borrow under the Swing Line Commitment on any Business Day during the Revolving Credit Commitment Period, provided, the Borrower shall give the Swing Line Lender irrevocable telephonic notice confirmed promptly in writing by facsimile (which written facsimile notice must be received by the Swing Line Lender not later than 1:00 P.M., New York City time, on the proposed Borrowing Date), specifying (i) the amount to be borrowed and (ii) the requested Borrowing Date. Each borrowing under the Swing Line Commitment shall be in an amount equal to $500,000 or a whole multiple of $100,000 in excess thereof. Not later than 3:00 P.M., New York City time, on the Borrowing Date specified in the borrowing notice in respect of any Swing Line Loan, the Swing Line Lender shall make available to the Administrative Agent at the Funding Office an amount in immediately available funds equal to the amount of such Swing Line Loan. The Administrative Agent shall make the proceeds of such Swing Line Loan available to the Borrower not later than 3:00 P.M., New York City time, on such Borrowing Date in like funds as received by the Administrative Agent.
     (b) The Swing Line Lender, at any time and from time to time in its sole and absolute discretion may, on behalf of the Borrower (which hereby irrevocably directs the

Swing Line Lender to act on its behalf), on one Business Day’s notice given by the Swing Line Lender no later than 12:00 Noon, New York City time, request each Revolving Credit Lender to make, and each Revolving Credit Lender hereby agrees to make, a Revolving Credit Loan (which shall initially be a Base Rate Loan), in an amount equal to such Revolving Credit Lender’s Revolving Credit Percentage of the aggregate amount of the Swing Line Loans (the “Refunded Swing Line Loans”) outstanding on the date of such notice, to repay the Swing Line Lender. Each Revolving Credit Lender shall make the amount of such Revolving Credit Loan available to the Administrative Agent at the Funding Office in immediately available funds, not later than 10:00 A.M., New York City time, one Business Day after the date of such notice. The proceeds of such Revolving Credit Loans shall be made immediately available by the Administrative Agent to the Swing Line Lender for application by the Swing Line Lender to the repayment of the Refunded Swing Line Loans.
     (c) If prior to the time a Revolving Credit Loan would have otherwise been made pursuant to Section 2.24(b), one of the events described in Section 8(f) shall have occurred and be continuing with respect to the Borrower, or if for any other reason, as determined by the Swing Line Lender in its sole discretion, Revolving Credit Loans may not be made as contemplated by Section 2.24(b), each Revolving Credit Lender shall, on the date such Revolving Credit Loan was to have been made pursuant to the notice referred to in Section 2.24(b) (the “Refunding Date”), purchase for cash an undivided participating interest in the then outstanding Swing Line Loans by paying to the Swing Line Lender an amount (the “Swing Line Participation Amount”) equal to (i) such Revolving Credit Lender’s Revolving Credit Percentage times (ii) the sum of the aggregate principal amount of Swing Line Loans then outstanding which were to have been repaid with such Revolving Credit Loans.
     (d) Whenever, at any time after the Swing Line Lender has received from any Revolving Credit Lender such Lender’s Swing Line Participation Amount, the Swing Line Lender receives any payment on account of the Swing Line Loans, the Swing Line Lender will distribute to such Lender its Swing Line Participation Amount (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender’s participating interest was outstanding and funded and, in the case of principal and interest payments, to reflect such Lender’s pro rata portion of such payment if such payment is not sufficient to pay the principal of and interest on all Swing Line Loans then due); provided, however, that in the event that such payment received by the Swing Line Lender is required to be returned, such Revolving Credit Lender will return to the Swing Line Lender any portion thereof previously distributed to it by the Swing Line Lender.
     (e) Each Revolving Credit Lender’s obligation to make the Loans referred to in Section 2.24(b) and to purchase participating interests pursuant to Section 2.24(c) shall be absolute and unconditional and shall not be affected by any circumstance, including, without limitation, (i) any setoff, counterclaim, recoupment, defense or other right which such Revolving Credit Lender or the Borrower may have against the Swing Line Lender, the Borrower or any other Person for any reason whatsoever; (ii) the occurrence or continuance of a Default or an Event of Default or the failure to satisfy any of the other conditions specified in Section 5; (iii) any adverse change in the condition (financial or otherwise) of the Borrower; (iv) any breach of this Agreement or any other Loan Document by the Borrower, any other Loan Party or any other Revolving Credit Lender; or (v) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.”
          5. Amendment to Section 2.4(a) of the Credit Agreement (Revolving Credit Commitments). Section 2.4(a) of the Credit Agreement is hereby amended by deleting it in its entirety and substituting in lieu therefore the following new Section 2.4(a):
     “(a) Subject to the terms and conditions hereof, the Revolving Credit Lenders severally agree to make revolving credit loans (“Revolving Credit Loans”) to the Borrower from time to time during the Revolving Credit Commitment Period in an aggregate principal amount at any one time outstanding for each Revolving Credit Lender which, when added to such Lender’s Revolving Credit Percentage of the sum of (i) the L/C Obligations then outstanding and (ii) the aggregate principal amount of the Swing Line Loans then outstanding, does not exceed the amount of such Lender’s Revolving Credit Commitment. During the Revolving Credit Commitment Period the Borrower may use the Revolving Credit Commitments by borrowing, prepaying the Revolving Credit Loans in whole or in part, and reborrowing, all in accordance with the terms and conditions hereof. The Revolving Credit Loans may from time to time be Eurodollar Loans or Base Rate Loans, as determined by the Borrower and notified to the Administrative Agent in accordance with Sections 2.5 and 2.11, provided that no Revolving Credit Loan shall be made as a Eurodollar Loan after the day that is one month prior to the Revolving Credit Termination Date.”
          6. Amendment to Section 2.5 of the Credit Agreement (Procedure for Revolving Credit Borrowing). Section 2.5 of the Credit Agreement is hereby amended by inserting the following at the end of the third sentence thereof:
“; provided, that the Swing Line Lender may request, on behalf of the Borrower, borrowings of Base Rate Loans under the Revolving Credit Commitments in other amounts pursuant to Section 2.24”.
          7. Amendments to Section 2.6 of the Credit Agreement (Repayment of Loans; Evidence of Debt). (a) Section 2.6(a) of the Credit Agreement is hereby amended by (x) deleting the word “and” at the end of clause (i) in the first sentence of Section 2.6(a) and substituting in lieu thereof”,”, (y) deleting the period at the end of clause (ii) in the first sentence of Section 2.6(a) and substituting in lieu thereof the word “and”, and (z) inserting the following at the end of the first sentence of Section 2.6(a):
“and (iii) the then unpaid principal amount of each Swing Line Loan of such Swing Line Lender on the Revolving Credit Termination Date (or on such earlier date on which the Loans become due and payable pursuant to Section 8).”
          (b) Section 2.6(e) of the Credit Agreement is hereby amended by deleting it in its entirety and substituting in lieu therefore the following new Section 2.6(e):

     “(e) The Borrower agrees that, upon the request to the Administrative Agent by any Lender, the Borrower will promptly execute and deliver to such Lender a promissory note of the Borrower evidencing any Term Loans, Revolving Credit Loans or Swing Line Loans, as the case may be, of such Lender, substantially in the forms of Exhibit G-l, G-2 or G-3, respectively (a “Term Note”, “Revolving Credit Note” or “Swing Line Note”, respectively), with appropriate insertions as to date and principal amount; provided, that delivery of Notes shall not be a condition precedent to the occurrence of the Effective Date or the making of the Loans or issuance of Letters of Credit on the Effective Date.”
          8. Amendment to Section 2.8 of the Credit Agreement (Termination or Reduction of Revolving Credit Commitments). Section 2.8 of the Credit Agreement is hereby amended by inserting the words “and Swing Line Loans” after the words “Revolving Credit Loans”.
          9. Amendment to Section 2.9 of the Credit Agreement (Optional Prepayments). Section 2.9 of the Credit Agreement is hereby amended by deleting it in its entirety and substituting in lieu therefore the following new Section 2.9:
     “2.9 Optional Prepayments. The Borrower may at any time and from time to time prepay the Loans, in whole or in part, without premium or penalty (except as otherwise provided herein), upon irrevocable notice delivered to the Administrative Agent no later than 12:00 noon, New York City time, three Business Days prior thereto in the case of Eurodollar Loans and no later than 12:00 noon, New York City time, one Business Day prior thereto in the case of Base Rate Loans, which notice shall specify the date and amount of such prepayment, whether such prepayment is of Term Loans or Revolving Credit Loans, and whether such prepayment is of Eurodollar Loans or Base Rate Loans; provided, that (i) if a Eurodollar Loan is prepaid on any day other than the last day of the Interest Period applicable thereto, the Borrower shall also pay any amounts owing pursuant to Section 2.19 and (ii) no prior notice is required for the prepayment of Swing Line Loans. Upon receipt of any such notice the Administrative Agent shall promptly notify each relevant Lender thereof. If any such notice is given, the amount specified in such notice shall be due and payable on the date specified therein, together with (except in the case of Revolving Credit Loans that are Base Rate Loans and Swing Line Loans) accrued interest to such date on the amount prepaid. Partial prepayments of Term Loans and Revolving Credit Loans shall be in an aggregate principal amount of $500,000 or a whole multiple thereof. Partial prepayments of Swing Line Loans shall be in an aggregate principal amount of $100,000 or a whole multiple thereof.”
          10. Amendment to Section 2.16 of the Credit Agreement (Pro Rata Treatment and Payments). Section 2.16(d) of the Credit Agreement is hereby amended by deleting the parenthetical in the second sentence thereof and substituting in lieu therefore the following:
“(except in the case of Swing Line Loans and Revolving Credit Loans that are Base Rate Loans)”.

          11. Amendment to Section 3.5 of the Credit Agreement (Reimbursement Obligations of the Borrowers). Section 3.5 of the Credit Agreement is hereby amended by deleting it in its entirety and substituting in lieu therefore the following new Section 3.5:
     “3.5 Reimbursement Obligations of the Borrower. The Borrower agrees to reimburse each Issuing Lender, on each date on which such Issuing Lender notifies the Borrower of the date and amount of a draft presented under any Letter of Credit and paid by such Issuing Lender, for the amount of (a) such draft so paid and (b) any taxes, fees, charges or other costs or expenses incurred by such Issuing Lender in connection with such payment (the amounts described in the foregoing clauses (a) and (b) in respect of any drawing, collectively, the “Payment Amount”). Each such payment shall be made to such Issuing Lender at its address for notices specified herein in lawful money of the United States of America and in immediately available funds. Interest shall be payable on each Payment Amount from the date of the applicable drawing until payment in full at the rate set forth in (i) until the second Business Day following the date of the applicable drawing, Section 2.13(b) and (ii) thereafter, Section 2.13(c). Each drawing under any Letter of Credit shall (unless an event of the type described in clause (i) or (ii) of Section 8(f) shall have occurred and be continuing with respect to the Borrower, in which case the procedures specified in Section 3.4 for funding by L/C Participants shall apply) constitute a request by the Borrower to the Administrative Agent for a borrowing pursuant to Section 2.5 of Base Rate Loans (or, at the option of the Administrative Agent and the Swing Line Lender in their sole discretion, a borrowing pursuant to Section 2.24 of Swing Line Loans) in the amount of such drawing. The Borrowing Date with respect to such borrowing shall be the first date on which a borrowing of Revolving Credit Loans (or, if applicable, Swing Line Loans) could be made, pursuant to Section 2.5 (or, if applicable, Section 2.24), if the Administrative Agent had received a notice of such borrowing at the time the Administrative Agent receives notice from the relevant Issuing Lender of such drawing under such Letter of Credit.”
          12. Amendment to Section 4.16 of the Credit Agreement (Use of Proceeds). Section 4.16 of the Credit Agreement is hereby amended by deleting the second sentence thereof and substituting in lieu therefore the following:
“The proceeds of the Revolving Credit Loans and the Swing Line Loans, and the Letters of Credit shall be used for general corporate purposes; provided that, up to $10,000,000 of Revolving Credit Loans may be borrowed on the Effective Date to finance a portion of the Transactions, the Delek US Dividend and to pay related fees and expenses.”
          13. Amendment to Section 10.1 of the Credit Agreement (Amendments and Waivers). Section 10.1 of the Credit Agreement is hereby amended by (a) deleting the “or” at the end of clause (vii) to the proviso in the first paragraph of Section 10.1, (b) deleting the period at the end of clause (viii) to the proviso in the first paragraph of Section 10.1 and substituting in lieu thereof”; or” and (c) inserting the following new clause (ix) to the proviso in the first paragraph of Section 10.1 in the appropriate order:
     “(ix) amend, modify or waive any provision of Section 2.23 or 2.24 without the consent of the Swing Line Lender.”

          14. Amendment to Section 10.6 of the Credit Agreement (Successors and Assigns; Participations and Assignments). Section 10.6(c) of the Credit Agreement is hereby amended by (a) inserting the words “and the Swing Line Lender” after the words “the written consent of the Issuing Lender”, and (b) deleting the words “(and, where the consent of the Borrower, the Administrative Agent or the Issuing Lender is required pursuant to the foregoing provisions, by the Borrower and such other Persons)” and substituting in lieu thereof the words “(and, where the consent of the Borrower, the Administrative Agent, the Issuing Lender or the Swing Line Lender is required pursuant to the foregoing provisions, by the Borrower and such other Persons)”.
          15. Amendment to Exhibits to Credit Agreement (Form of Swing Line Note). The Credit Agreement is hereby amended by inserting Annex I to this Amendment as the new Exhibit G-3 to the Credit Agreement in the appropriate order.
          16. Conditions to Effectiveness. This Amendment shall become effective upon the date (the “Amendment Effective Date”) on which the Administrative Agent shall have received:
     (a) This Amendment, executed and delivered by a duly authorized officer of the Borrower.
     (b) The Administrative Agent shall have received an Acknowledgment and Consent, substantially in the form of Exhibit A hereto, duly executed and delivered by each Grantor (as defined in the Guarantee and Collateral Agreement) and Delek US Holdings, Inc.
     (c) A Lender Consent Letter, substantially in the form of Exhibit B (a “Lender Consent Letter”), duly executed and delivered by the Required Lenders.
     (d) The Administrative Agent shall have received all fees required to be paid, and all expenses for which invoices have been presented supported by customary documentation (including reasonable fees, disbursements and other charges of counsel to the Administrative Agent), on or before the Amendment Effective Date.
     (e) On or before the Amendment Effective Date, all corporate and other proceedings taken or to be taken in connection with this Amendment shall be reasonably satisfactory in form and substance to Administrative Agent and its counsel, and Administrative Agent and such counsel shall have received all such counterpart originals or certified copies of such documents as Administrative Agent may reasonably request.
          17. Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and each Lender that (before and after giving effect to this Amendment):
     (a) The Borrower has the corporate power and authority, and the legal right, to make, deliver and perform this Amendment and to borrow under the Credit Agreement as amended hereby. The Borrower has taken all necessary corporate or other action to authorize the execution, delivery and performance of this Amendment and the borrowings on the terms and conditions of the Credit Agreement as amended by this Amendment (the “Amended Credit Agreement”). No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with this Amendment, the borrowings under the Amended Credit Agreement or the execution, delivery, performance, validity or enforceability of this Amendment, except (i) consents, authorizations, filings and notices which have been obtained or made and are in full force and effect and (ii) the filings referred to in Section 4.19 of the Credit Agreement. This Amendment has been duly executed and delivered on behalf of the Borrower. Each of this Amendment and the Amended Credit Agreement constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).
     (b) The execution, delivery and performance of this Amendment, the borrowings under the Amended Credit Agreement and the use of the proceeds thereof will not violate any Requirement of Law or any Contractual Obligation of the Borrower or any of its Subsidiaries and will not result in, or require, the creation or imposition of any Lien on any of their respective properties or revenues pursuant to any Requirement of Law or any such Contractual Obligation (other than the Liens created by the Security Documents).
     (c) Each of the representations and warranties made by any Loan Party herein or in or pursuant to the Loan Documents is true and correct in all material respects on and as of the Amendment Effective Date as if made on and as of such date (except that any representation or warranty which by its terms is made as of an earlier date shall be true and correct in all material respects as of such earlier date).
     (d) The Borrower and the other Loan Parties have performed in all material respects all agreements and satisfied all conditions which this Amendment and the other Loan Documents provide shall be performed or satisfied by the Borrower or the other Loan Parties on or before the Amendment Effective Date.
     (e) After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing, or will result from the consummation of the transactions contemplated by this Amendment.
          18. Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.
          19. Limited Effect. Except as expressly provided hereby, all of the terms and provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect. The amendments contained herein shall not be construed as a waiver or amendment of any other provision of the Credit Agreement or the other Loan Documents or for any purpose except as expressly set forth herein or a consent to any further or future action on the part of the Borrower that would require the waiver or consent of the Administrative Agent or the Lenders.
          20. GOVERNING LAW; Miscellaneous. (a) THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
          (b) This Amendment may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment and the Lender Consent Letters signed by all the parties shall be lodged with the Borrower and the Administrative Agent. Delivery of an executed signature page of this Agreement or of a Lender Consent Letter by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.
          (c) The execution and delivery of the Lender Consent Letter by any Lender shall be binding upon each of its successors and assigns (including assignees of its Loans in whole or in part prior to effectiveness hereof).
[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

MAPCO EXPRESS, INC., as Borrower
By:	/s/ Ed Morgan
	Name:	Ed Morgan
	Title:	CFO

By:	/s/ Uzi Yemin
	Name:	Uzi Yemin
	Title:	President

LEHMAN COMMERCIAL PAPER INC., as Administrative Agent
By:
Name:
Title:

[Signature Page to Second Amendment to Amended and Restated Credit Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

MAPCO EXPRESS, INC., as Borrower
By:
Name:
Title:

By:
Name:
Title:

LEHMAN COMMERCIAL PAPER INC., as Administrative Agent
By:	/s/ V. Paul Arzouian
	Name:	V. Paul Arzouian
	Title:	Authorized Signatory

[Signature Page to Second Amendment to Amended and Restated Credit Agreement]

ANNEX I
     EXHIBIT G-3
FORM OF SWING LINE NOTE
THIS NOTE AND THE OBLIGATIONS REPRESENTED HEREBY MAY NOT BE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE TERMS AND PROVISIONS OF THE CREDIT AGREEMENT REFERRED TO BELOW. TRANSFERS OF THIS NOTE AND THE OBLIGATIONS REPRESENTED HEREBY MUST BE RECORDED IN THE REGISTER MAINTAINED BY THE ADMINISTRATIVE AGENT PURSUANT TO THE TERMS OF SUCH CREDIT AGREEMENT.

$5,000,000	New York, New York , 2005
          FOR VALUE RECEIVED, the undersigned, MAPCO Express, Inc., a Delaware corporation (the “Borrower”), hereby unconditionally promises to pay to Lehman Commercial Paper Inc. (the “Swing Line Lender”) or its registered assigns at the Payment Office specified in the Credit Agreement (as hereinafter defined) in lawful money of the United States and in immediately available funds, on the Revolving Credit Termination Date the principal amount of (a) FIVE MILLION DOLLARS ($5,000,000), or, if less, (b) the aggregate unpaid principal amount of all Swing Line Loans made by the Swing Line Lender to the Borrower pursuant to Section 2.23 of the Credit Agreement, as hereinafter defined, outstanding on such date. The Borrower further agrees to repay each outstanding Swing Line Loan made by the Swing Line Lender on the date that is the earlier of (x) the Revolving Credit Termination Date and (y) the date that is the seventh Business Day after the date on which such Swing Line Loan is made. Furthermore, the Borrower agrees to pay interest in like money at such office on the unpaid principal amount hereof from time to time outstanding at the rates and on the dates specified in Section 2.13 of such Credit Agreement.
          The holder of this Note is authorized to indorse on the schedules annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the date and amount of each Swing Line Loan made pursuant to the Credit Agreement and the date and amount of each payment or prepayment of principal thereof. Each such indorsement shall constitute prima facie evidence of the accuracy of the information indorsed. The failure to make any such indorsement or any error in any such indorsement shall not affect the obligations of the Borrower in respect of any Swing Line Loan.
          This Note (a) is the Swing Line Note referred to in the Amended and Restated Credit Agreement dated as of April 28, 2005 (as amended by the First Amendment dated as of August 18, 2005 and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the Swing Line Lender, the other Lenders parties thereto, Lehman Commercial Paper Inc., as Administrative Agent, Lehman Brothers Inc., as Arranger, and others, (b) is subject to the provisions of the Credit Agreement and (c) is subject to optional and mandatory prepayment in whole or in part as provided in the Credit Agreement. This Note is secured and guaranteed to the extent provided in the Loan Documents. Reference is hereby made to the Loan Documents for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security and the guarantees, the terms and conditions upon which the security interests and each guarantee were granted and the rights of the holder of this Note in respect thereof.
          Upon the occurrence of any one or more of the Events of Default, all principal and all accrued interest then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided in the Credit Agreement.
          All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, indorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.
          Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.
          NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN OR IN THE CREDIT AGREEMENT, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AND IN ACCORDANCE WITH THE REGISTRATION AND OTHER PROVISIONS OF SECTION 10.6 OF THE CREDIT AGREEMENT.

2

          THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

MAPCO EXPRESS, INC.
By:
Name:
Title:

By:
Name:
Title:

ANNEX I
     Schedule A
to Swing Line Note
LOANS AND REPAYMENTS OF SWING LINE LOANS

		Amount of Principal of	Unpaid Principal Balance
	Amount of	Swing Line	of Swing
Date	Swing Line Loans	Loans Repaid	Line Loans	Notation Made By

EXHIBIT A
ACKNOWLEDGEMENT AND CONSENT
          Reference is made to the Second Amendment, dated as of October 11, 2005 (the “Amendment”), to the Amended and Restated Credit Agreement, dated as of April 28, 2005 (as amended by the First Amendment dated as of August 18, 2005 and as further amended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”), among MAPCO EXPRESS, INC., a Delaware corporation (the “Borrower”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), LEHMAN BROTHERS INC., as advisor, sole lead arranger and sole bookrunner (in such capacity, the “Arranger”), SUNTRUST BANK, as syndication agent (in such capacity, the “Syndication Agent”), BANK LEUMI USA, as co-administrative agent (in such capacity, the “Co-Administrative Agent”), and LEHMAN COMMERCIAL PAPER INC., as administrative agent (in such capacity, the “Administrative Agent”). Unless otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement are used herein as therein defined.
          Each of the undersigned parties to the Guarantee and Collateral Agreement, dated as of April 28, 2005, and the other Security Documents hereby (a) consents to the transactions contemplated by the Amendment and (b) acknowledges and agrees that the guarantees and grants of security interests made by such party contained in the Guarantee and Collateral Agreement and the other Security Documents are, and shall remain, in full force and effect after giving effect to the Amendment.

          IN WITNESS WHEREOF, the parties hereto have caused this Acknowledgement and Consent to be duly executed and delivered by their respective proper and duly authorized officers as of October 11, 2005.

DELEK US HOLDINGS, INC.
By:
Name:
Title:

By:	/s/ Edward Morgan
Name:
Title:

MAPCO EXPRESS, INC.
By:
Name:
Title:

By:	/s/ Edward Morgan
Name:
Title:

[Signature Page to Acknowledgement and Consent]

GASOLINE ASSOCIATED SERVICES, INC.
By:
Name:
Title:

By:	/s/ Edward Morgan
Name:
Title:

LIBERTY WHOLESALE CO., INC.
By:
Name:
Title:

By:	/s/ Edward Morgan
Name:
Title:

WILLIAMSON OIL CO., INC.
By:
Name:
Title:

By:	/s/ Edward Morgan
Name:
Title:

[Signature Page to Acknowledgement and Consent]

EXHIBIT B
LENDER CONSENT LETTER
MAPCO EXPRESS, INC.
CREDIT AGREEMENT
DATED AS OF APRIL 28, 2005
To:	Lehman Commercial Paper Inc., as Administrative Agent 745 Seventh Avenue Bank Loans — 16th Floor New York, New York 10019 Attn: Brian McNany
Ladies and Gentlemen:
          Reference is made to the AMENDED AND RESTATED CREDIT AGREEMENT, dated as of April 28, 2005 (as amended by the First Amendment dated as of August 18, 2005 and as further amended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”), among MAPCO EXPRESS, INC., a Delaware corporation (the “Borrower”), the several banks and other financial institutions or entities from time to time parties to the Agreement (the “Lenders”), LEHMAN BROTHERS INC., as advisor, sole lead arranger and sole bookrunner (in such capacity, the “Arranger”), SUNTRUST BANK, as syndication agent (in such capacity, the “Syndication Agent”), BANK LEUMI USA, as co-administrative agent (in such capacity, the “Co-Administrative Agent”), and LEHMAN COMMERCIAL PAPER INC., as administrative agent (in such capacity, the “Administrative Agent”). Unless otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement are used herein as therein defined.
          The Borrower has requested that the Required Lenders consent to amend the provisions of the Credit Agreement solely on the terms described in the Second Amendment to the Amended and Restated Credit Agreement, dated as of September      , 2005, substantially in the form delivered to the undersigned Lender on or prior to the date hereof (the “Amendment”).

          Pursuant to Section 10.1 of the Credit Agreement, the undersigned Lender hereby consents to the execution by the Administrative Agent of the Amendment.

Very truly yours, (NAME OF LENDER)
By:
Name:
Title:

Dated:                           , 2005
[Signature Page to Lender Consent Letter]

Accepted and agreed:

LEHMAN COMMERCIAL PAPER INC., as Administrative Agent
By:
Name:
	Title:	Authorized Signatory